13. Contract assets	12 Months Ended
Dec. 31, 2019
Contract assets [abstract]
Contract assets

Contract assets (works in progress) is the right to consideration in exchange for goods or services transferred to customers. As established by IFRS 15 - Revenue from contract with customers, assets related to the concession under construction, recorded under the scope of IFRIC 12 – Service Concession Arrengements, should be classified as Contract Assets during the construction period and transferred to Intangible Assets only after the completion of the works.

A contract assets is initially recognized at fair value and includes borrowing costs capitalized during the period when the asset is under construction, based on the weighted average rate of borrowings in effect on the capitalization date, as described in Note 14.

As of December 31, 2019, the amount recorded as contract assets was R$ 7,618 million, and the largest works are located in the municipalities of São Paulo, Praia Grande and São Bernardo do Campo, in the amounts of R$ 3,593 million, R$ 338 million and R$ 330 million, respectively. Additionally, R$ 3,328 million was transferred to intangible assets (under book value); the most significant work is the expansion of the Barueri Sewage Treatment Station, while the largest additions of the period are located in the municipalities of São Paulo, Praia Grande and São Bernardo do Campo, in the amounts of R$ 1,790 million, R$ 212 million and R$ 151 million, respectively.

	December 31, 2018	Additions	Write-offs	Transfers	Transfers of works to intangible assets	December 31, 2019

Total contract assets (*)	7,407,948	3,532,283	(4,910)	10,710	(3,328,317)	7,617,714

* As of December 31, 2019, contract assets includes leases recognized before December 31, 2018 in accordance with IAS 17 amounting to R$ 276,893 (R$ 265,671 as of December 31, 2018).

	January 1, 2018	Additions	Transfers of works to intangible assets	December 31, 2018

Total contract assets	10,387,715	3,188,943	(6,168,710)	7,407,948